UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 23, 2007

                                   XsunX, Inc.
             (Exact name of registrant as specified in its charter)



   Colorado                          000-29621                84-1384159
  -----------                        ---------                ----------
(State or other jurisdiction   (Commission File Number)     (IRS Employer
of incorporation)                                           Identification No.)


                  65 Enterprise, Aliso Viejo, California 92656
                  --------------------------------------------
              (Address of principal executive offices and Zip Code)

        Registrant's telephone number, including area code (949) 330-8060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement

     The Company authorized employment incentive option grants to the following employees on October 23rd 2007 at an exercise price per share of $0.36 in conjunction with a performance milestone based vesting schedule as described below:

Joseph Grimes              500,000 Option Shares
Robert G. Wendt            500,000 Option Shares
Dr. Guang Lin              300,000 Option Shares

The common vesting schedule for Mr. Grimes and Mr. Wendt is:

     The Option shall become exercisable in the following amounts upon the delivery and/or achievement by Optionee(s) of the following performance milestones as they may relate to the Company's phased build out plan for a solar module manufacturing facility:

         (a) 100,000 shares upon the assembly and commissioning of the base line production system.

         (b) 100,000 shares upon the production of a commercial size working sample of the Company's planned tandem junction amorphous silicon solar module.

         (c) 300,000 shares upon the assembly and commissioning of the initial 25 mega watt production system as contemplated within the Company's phased build out plan for a solar module manufacturing facility.

The vesting schedule for Dr. Guang is:

     The Option shall become exercisable in the following amounts upon the delivery and/or achievement by Optionee of the following performance milestones as they may relate to the Company's phased build out plan for a solar module manufacturing facility:

         (a) 100,000 shares upon the assembly and commissioning of the base line production system.

         (b) 150,000 shares upon the production of a commercial size working sample of the Company's planned tandem junction amorphous silicon solar module.

         (c) 50,000 shares upon the assembly and commissioning of the initial 25 mega watt production system as contemplated within the Company's phased build out plan for a solar module manufacturing facility.

                 SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

        A.  Financial Statements - none

        B.  Exhibits -  10.1 Stock Option Agreement (Joseph Grimes)
                        10.2 Stock Option Agreement (Robert G. Wendt)
                        10.3 Stock Option Agreement (Dr. Guang Lin)

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 29, 2007

                                        XSUNX, INC.


                                        By: /s/ Tom Djokovich
                                            -----------------------------
                                            Tom Djokovich, CEO/President